June 5, 2000

                        THE GANNETT WELSH & KOTLER FUNDS

                                GW&K Equity Fund
                           GW&K Large Cap Growth Fund
                           GW&K Small Cap Growth Fund

                   Supplement to Prospectus Dated May 30, 2000


     The GW&K Large Cap Growth Fund and the GW&K Small Cap Growth Fund will commence operations on June 30, 2000 and will not open an account or accept investments until that date.